SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
AND OTHER LOAN DOCUMENTS

This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the 12th day of December, 2014, by and among BG STAFFING, INC., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company (“BG Staffing, Inc.”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing, LLC”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with BG Staffing, Inc., BG Staffing, LLC and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrowers and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of January 29, 2014 (as amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and
WHEREAS, Borrowers have informed Lender that on September 26, 2014, BG Personnel Services, LP, a Texas limited partnership (“BG Personnel Services”), merged with and into BG Personnel, with BG Personnel as the surviving entity, pursuant to that certain Certificate of Merger dated September 26, 2014 filed with the Secretary of State of Texas (the “Merger Transaction”) and have requested that Lender waive the Event of Default occurring by reason of the Merger Transaction; and
WHEREAS, Borrowers have also requested that Lender amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Definitions. Capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.
2.    Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:
(a)    by amending and restating Section 9.6 in its entirety to read as follows:
9.6    Distributions. No Borrower shall (a) make any distribution or dividend, whether in cash or otherwise, to any of its equityholders, except that a Borrower may make a distribution or dividend so long as (i) no Event of Default or Unmatured Event of Default exists or would result from the making of any such distribution or dividend, and (ii) Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 10 of this Agreement both before and after giving effect to such distribution or dividend, (b) purchase or redeem any of its equity interests or any warrants, options or other rights in respect thereof, other than redemptions pursuant to Section 6.16 of the Securities Purchase Agreement but subject to the terms and conditions of the Subordination Agreement, (c) pay any Management Fees, Director Fees or similar fees without the prior written consent of Lender, except that so long as no Event of Default exists and Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 10 of this Agreement both before and after giving effect to such payment, Borrowers may pay Management Fees to Taglich Brothers, Inc. and its affiliates, and BG Staffing, Inc. may pay annual Director Fees to each non-management director in the ordinary course of business, in a combined amount not to exceed $175,000 in the aggregate in any one fiscal year, (d) make any Earn Out Payments (i) unless Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 10 of this Agreement both before and after giving effect to such Earn Out Payments, and (ii) so long as no Event or Default or Unmatured Event of Default exists or would result therefrom, (e) pay or prepay interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or any other payment in respect of any Subordinated Debt, or (f) set aside funds for any of the foregoing. Notwithstanding anything to the contrary contained in this Section 9.6, so long as (a) no Event or Default or Unmatured Event of Default exists or would result from the making of any such distribution, dividend or payment, and (b) Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 10 of this Agreement both before and after giving effect to such payment, (i) BG Staffing, Inc. may declare and pay dividends in respect of its Capital Securities so long as such dividends are in the form of the issuance of stock, warrants, options or other rights or interests (none of which shall have any ‘put’ rights or be subject to mandatory redemption) and do not include cash or notes or other property of BG Staffing, Inc., and (ii) a Borrower may make a distribution or dividend to another Borrower that has granted a first perfected security interest in all of its assets in favor of Lender. Notwithstanding anything to the contrary contained herein, (i) no Borrower shall make any cash Put Payments without the prior written consent of the Lender, and (ii) no Borrower may make any cash interest payments on any Put Notes (as defined in the Securities Purchase Agreement) without the prior written consent of Lender, unless in each case BG Staffing, Inc. has received in cash the amounts necessary to make each such payment from equity capital contributions to BG Staffing, Inc. made for such purpose on terms acceptable to Lender.

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3.    Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement.
4.    Waiver of Merger Transaction. Section 9.4 of the Loan Agreement prohibits any Borrower from being a party to any merger or consolidation, including without limitation, the Merger Transaction. Borrowers have therefore violated Section 9.4 of the Loan Agreement and an Event of Default has occurred and is continuing under the Loan Agreement. Borrowers have requested that Lender waive their violation of Section 9.4 with respect to the Merger Transaction and the Event of Default arising directly therefrom.
Lender hereby waives Borrowers’ violation of Section 9.4 with respect to the Merger Transaction and the Event of Default arising directly therefrom. The waiver set forth herein shall be effective only in the specific instance and for the specific purpose set forth herein, shall be narrowly construed and shall neither extend to any other violations under, or default of, the Loan Agreement, including, but not limited to, any violation of Section 9.4 for any future period of time or with respect to any future event, and is and shall be without prejudice to the rights of Lender under the Loan Agreement and the other Loan Documents with respect to matters not specifically addressed hereby, including, without limitation, with respect to future violations or defaults.
5.    Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.
In addition to the foregoing:
(a)    BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the Membership Interests Security Agreement. BG Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.
(b)    BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the Partnership Interests Security Agreement), under and pursuant to the Partnership Interests Security Agreement. BG

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Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.
(c)    BG Staffing, LLC hereby confirms to Lender that BG Staffing, LLC has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, LLC and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing, LLC Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), under and pursuant to the BG Staffing, LLC Partnership Interests Security Agreement. BG Staffing, LLC hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.
(d)    BG Staffing, Inc. hereby confirms to Lender that BG Staffing, Inc. has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between BG Staffing, Inc. and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Securities Pledge Agreement”)), to secure the Liabilities (as defined in the Securities Pledge Agreement), under and pursuant to the Securities Pledge Agreement. BG Staffing, Inc. hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing, Inc. hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.
6.    Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:
(a)    Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.
(b)    No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

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(c)    Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
(d)    No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.
(e)    Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects as though made on such date, except where a different date is specifically indicated.
7.    Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:
(a)    This Amendment, duly authorized and fully executed by each Borrower and Lender, duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.
(b)    True, correct and complete copies of the Certificate of Merger filed with the Secretary of State of Texas with respect to the Merger Transaction, shall have been delivered to Lender.
(c)    Borrowers shall have received cash capital contributions of not less than Six Million Nine Hundred Thousand and No/100 Dollars ($6,900,000.00) in the aggregate from a PIPE transaction, on and subject to term and conditions acceptable to Lender, and such proceeds shall have been used to pay down the outstanding principal balance on the Revolving Loans.
(d)    Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.
8.    Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.
9.    Further Assurances. Each Borrower shall take such actions as are necessary or as Lender may reasonably request from time to time to ensure that the Obligations under the Loan Documents are secured by substantially all of the assets of such Borrower, in each case as Lender may determine, including (a) the execution and delivery of security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, and (b) the delivery of certificated securities and other collateral with respect to which perfection is obtained by possession.

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10.    Miscellaneous.
(a)    Recitals; Captions. The WHEREAS clauses at the beginning of this Amendment are part of this Amendment. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.
(b)    Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(c)    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.
(d)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(e)    References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.
(f)    Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.
(g)    Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto,

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and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.
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IN WITNESS WHEREOF, the parties have executed this Second Amendment to Amended and Restated Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWERS:

BG STAFFING, INC., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company

By:  /s/ L. Allen Baker, Jr.
Name: L. Allen Baker, Jr.
Title: President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By: BG Staffing, Inc., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company
Its: Sole Member

   By:  /s/ L. Allen Baker, Jr.
   Name: L. Allen Baker, Jr.
   Title: President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By: BG Staffing, LLC, a Delaware limited liability company,
Its: General Partner

   By: BG Staffing, Inc., a Delaware corporation, f/k/a LTN Staffing, LLC, a Delaware limited liability company
   Its: Sole Member

      By:  /s/ L. Allen Baker, Jr.
      Name: L. Allen Baker, Jr.
      Title: President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation By: /s/ L. Allen Baker, Jr. Name: L. Allen Baker, Jr. Title: President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:  /s/ David L. Mistic
Name: David L. Mistic
Title: Vice President

By:  /s/ Clayton A. Bruce
Name: Clayton A. Bruce
Title: Vice President